SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 31, 1997



                        IDS Managed Futures II, L.P.
          (Exact name of registrant as specified in its charter)


           Delaware             0-17443               06-1207252
        (State or other       (Commission            (IRS Employer
         jurisdiction of       File Number)           Identification No.)
         organization)


         Sears Tower, 233 S. Wacker Dr., Suite 2300, Chicago, IL  60606
        (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  312-460-4000


              _________________________________________________
        (Former name or former address, if changed since last report).




Item 1.         Changes in Control of Registrant

                Not Applicable.


Item 2.         Acquisition or Disposition of Assets

                Not Applicable.


Item 3.         Bankruptcy or Receivership

                Not Applicable.


Item 4.         Changes in Registrant's Certifying Accountant

                Not Applicable.


Item 5.         Other Events

                In accordance with the terms of the Advisory Contract between IDS Managed Futures II, L.P. (the "Fund") and Sabre Fund Management Limited ("Sabre"), the General Partners elected not to renew the Advisory Contract and it expired on December 31, 1997. Effective January 1, 1998, all of the assets of the Fund are managed by John W. Henry & Company, Inc. ("JWH") and Welton Investment Corporation ("Welton"). The assets previously managed by Sabre were reallocated to Welton.


Item 6.         Resignations of Registrant's Directors

                Not Applicable.


Item 7.         Financial Statements and Exhibits

                Not Applicable.


Item 8.         Change in Fiscal Year.

                Not Applicable.




                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




DATE:  January 15, 1998			IDS MANAGED FUTURES II, L.P.
                                                (Registrant)


                                        IDS Futures Corporation,
                                        General Partner


                                        BY: /s/ Lori J. Larson
                                                Lori J. Larson
                                                President



                                        CIS Investments, Inc.,
                                        General Partner


                                        BY: /s/ Barbara A. Pfendler
                                                Barbara A. Pfendler
                                                Vice President